CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Net income (loss) for the year	$ (10,063)	$ 1,290
Other comprehensive income (loss) ("OCI"), net of tax
Foreign currency translation	(15)	(11)
Change in fair value of financial assets designated as fair value through OCI, net of tax	(1)	(6)
Total other comprehensive income (loss), net of tax	(16)	(17)
Total comprehensive income (loss) for the year	$ (10,079)	$ 1,273